UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 25, 2007

Sterling Banks, Inc.

(Exact Name of Registrant as Specified in Charter)

New Jersey	333-133649	20-4647587

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation)	Number )	Identification No.)

3100 Route 38
Mount Laurel, New Jersey 08054
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (856) 273-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17   CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17  CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 25, 2007, the Board of Directors of Sterling Banks, Inc. (the “Company”) approved amendments (the “Amendments”) to certain provisions of Section 8 of the bylaws of the Company, effective as of such date.  The purpose of the Amendments was to enable to the Company comply with Nasdaq Marketplace Rule 4350(l)(2), which  requires that Nasdaq-listed companies have the ability to issue uncertificated shares so that they can be eligible to participate in a direct registration program. Accordingly, the Amendments were adopted to provide for a system of issuance, recordation and transfer of the Company’s common stock by electronic or other means not involving any issuance of physical certificates.

The Company’s Amended and Restated Bylaws are attached as Exhibit 3.1 and the foregoing description is qualified by reference to the actual text of the Amendments.

Item 9.01  Financial Statements and Exhibits.

Exhibits
Exhibit Number	Description
3.1	Amended and Restated Bylaws of Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STERLING BANKS, INC.

Date: September 26, 2007	By:	/s/ Robert King
Robert King
President and Chief Executive Officer

EXHIBITS

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Company.